--------------------------------------------------------------------------------
                                EXHIBIT 1.10
                   FORM OF APPLICATION FOR VARIABLE UNIVERSAL
                              LIFE INSURANCE POLICY

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    Application for Variable Universal Life              AUL

    American United Life Insurance Company (R)
         One American Square
         P.O. Box 7127
         Indianapolis, IN 46206-7127
         Telephone #: (800) 863-9354

THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY BASED ON THE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNTS' INVESTMENT RETURN. THE CASH VALUE MAY INCREASE OR DECREASE BASED ON THE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNTS' INVESTMENT RETURN.

1.   Basic Policy      __ Flexible Premium VUL (FPVUL)   __ Last Survivor Flexible Premium VUL (LSFPVUL)
      Plan                                                      (Need to complete Supplemental App on Proposed
                                                                 Second Insured named below)
                       __ Single Premium VUL (SPVUL)     __ Last Survivor Single Premium VUL (LSSPVUL)
                                                                (Need to complete Supplemental App on Proposed
                                                                 Second Insured named below)
                                                            Name:______________________________

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2. Proposed Primary Insured

Last Name:___________________ First Name: ______________ MI: __________________
__ Male        Date of Birth:______\______\_______ Birth State: _______________
__ Female                    (Month) (Day) (Year)
Height:__ ft. __in. Weight: _____ lbs. __ Gained __ Lost ___lbs. in past yr. SS#:__________________ Home Phone#:_____________ Other Phone:________________
Residence Address (Street):____________________________________________________
City:_______________ State: _______________ Zip Code: ______  County:__________
No. of Years At This Address:_______________________
U.S. Citizen: __ Yes __ No If no, is the Proposed Insured a permanent resident?
__ Yes __ No How long residing in the United States?__ Months __ Year(s) Occupation:________________ Name of Employer:________________ Years Employed:__ Employer Address:_______________City: ____________ State:____ Zip Code:_______

                                                                  3-14253 (8/01)

3. Proposed Primary Insured's First Beneficiary (If multiple beneficiaries are named, proceeds are share and share alike)
Last Name:_____________________ First Name:___________________ MI: _____
SS# or Tax ID #:_______________________   Age:______
Relationship to proposed insured_________________________________________

Last Name:_____________________ First Name:___________________ MI: _____
SS# or Tax ID #:_______________________   Age:______
Relationship to proposed insured_________________________________________

Full Name of Corporation or Trust: ___________ Date of Trust:_____\_____\______
                                                            (Month) (Day)(Year)
State of Incorporation:__________________________________

--------------------------------------------------------------------------------

4. Proposed Primary Insured's Second Beneficiary (If lawful children is not selected, complete the rest of this section.)
__ Any lawful children of the proposed insured, share and share alike.
(If lawful children is not selected, complete the rest of this section)

Last Name:_____________________ First Name:___________________ MI: _____
SS# or Tax ID #:_______________________   Age:______
Relationship to the Proposed Insured:____________________

Full Name of Corporation or Trust: ___________ Date of Trust:_____\_____\______
                                                            (Month) (Day)(Year)
State of Incorporation:__________________________________

If any second beneficiary is not living at the time a death benefit is payable, the then living lawful children, if any, of such deceased second beneficiary shall receive, share and share alike, the share of the proceeds which their parent would have received if living.
-------------------------------------------------------------------------------

VULAPP01(A)                                                Form # 3-14253C  8/01

5. Policy  Owner and Payor (If Joint  Owner, complete Multiple Ownership Form)

(If the Owner is not the Proposed Primary Insured OR the Proposed Primary Insured is a Juvenile, complete the rest of this section.)

Last Name:_____________________ First Name:___________________ MI: _____
__ Male    __ Female   Birth State:____________
SS# or Tax ID #:_______________________    Date of Birth:______\_____\_________
                                                         (Month) (Day) (Year)
Relationship to the Proposed Insured:____________________
Home Ph:____________________ Other Ph: ________________________

Full Name of Corporation or Trust: ___________ Date of Trust:_____\_____\______
                                                            (Month) (Day)(Year)
State of Incorporation: ____________________

__ Custodian under ________________________________   ____ UGMA  ____ UTMA
                                (State)
Last Name:_____________________ First Name:___________________ MI: _____

__ Contingent Owner      Relationship to the Proposed Insured:_________________

Last Name:_____________________ First Name:___________________ MI: _____

Owner
(All notices and  correspondence  will be sent to this address.)
(Billing notices will be sent to payor if complete)

Street Address:_________________________________________________________________
City: _______________________  State: _____________________ Zip Code: __________

Payor (Complete if other than owner)

Name of Payor: _______________________________________

Street Address:_________________________________________________________________
City: _______________________  State: _____________________ Zip Code: __________

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6.  Plan Information

Face Amount: $_______(Minimum $50,000 - If Plan is Single Premium, Leave Blank)

Death Benefit Option __ Face Amount (Option 1) __ Face Amount Plus Account Value
Option:                                   (Option 2) If Plan is Single Premium,
                                           Option 2 is Not Available

Is this application part of a Qualified Retirement Plan? (Defined Benefit, Money Purchase, Profit Sharing, 401(k) __ Yes __ No (If "Yes", please explain)

____________________________________________

7. Premium Information

   Single Premium Only:
   Death Benefit Calculation Option: _ 80% _ 90% _ 100% of Initial
                                                        Maximum Premium
   (100% is the only option if the LTCADB Rider is attached)

   Initial Premium:$ ____________________  How Much is S1035 Money?_____________

   -----------------------------------------------------------------------------

   Flexible Premium Plans Only:

   Initial Premium:$ ____________________  How Much is S1035 Money?_____________
   Planned Modal Premium: $______________

VULAPP01(A)                                                Form # 3-14253C  8/01

8.  Investment Account Allocation

Indicate the Investment Account Allocations for the Premium Payment(s) in increments of 1% (premiums will be applied to the AUL American Money Market Account if allocation is not specified or does not total 100%):


Premium           Investment                           Premium            Investment
Allocation        Allocation                          Allocation           Allocation
--------------------------------------------------------------------------------
  __%      Alger American Growth                        __%       Fidelity (VIP) Money Market
  __%      Alger American Small Capitalization                        (Not available for DCA)
  __%      American Century                             __%       Fidelity (VIP) Overseas
                 VP Income & Growth                     __%       INVESCO VIF-Dynamics
  __%      American Century VP International            __%       INVESCO VIF-Financial Services
  __%      AUL Fixed Interest Account                   __%       INVESCO VIF-Health Sciences
              (Not Available for SPVUL or               __%       INVESCO VIF-High Yield
               LSSPVUL)                                 __%       INVESCO VIF-Utilities
  __%       AUL American Bond                           __%       Janus Flexible Income
  __%       AUL American Equity                         __%       Janus Worldwide Growth
  __%       AUL American Managed                        __%       PBHG Growth II
  __%       AUL American Money Market                   __%       PBHG Technology & Communications
  __%       Fidelity (VIP) Asset Manager                __%       Safeco RST Growth
  __%       Fidelity (VIP II) Contrafund                __%       Safeco RST Equity
  __%       Fidelity (VIP) Equity-Income                __%       T. Rowe Price Equity Income
  __%       Fidelity (VIP) Growth                       __%       T. Rowe Price Mid-Cap Growth
  __%       Fidelity (VIP) High Income                  __%       T. Rowe Price Limited-Term Bond
  __%       Fidelity (VIP) Index 500                   100%


  ____  Yes, I would like Dollar Cost Averaging. (DCA)  $_______Monthly Amount
  ____  Yes, I would like Portfolio Rebalancing. ____ Quarterly  ____ Annually


9. Special Requests/Additional Information
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________


10. Rider Information (An X indicates rider availability by plan.) If Other Insured Rider Applied For or Last Survivor, Must Complete Supplemental App

Rider Type             Additional Rider Info    FPVUL   LSFPVUL  SPVUL  LSSPVUL
-------------------------------------------------------------------------------
_ Waiver of Monthly    (Issue Ages 0-55)          X        X       X       X
   Deduction for        (WMDD required for WPD
    Disability

_ Waiver Premium for   Benefit Amt:$________      X        X       NA      NA
   Disability           ($100 Minimum)
                        (Issue Ages 0-55)

_ Guaranteed           Face Amt: $__________      X        NA      NA      NA
   Insurability Option  ($10,000 Min; $50,000 Max)
                        (Issue Ages 0-39)

_ Children's Benefit   No. of Units: _______      X        X       NA      NA
   Rider*              (1 Unit Min; 20 Units Max)
                       (Eligible Issue ages 14 days
                           to 20 years)
-------------------------------------------------------------------------------
    *  Complete additional information in Section 16.
-------------------------------------------------------------------------------
_ Same Insured         Face Amt: $_________       X        X       NA      NA
                        (S10,000 minimum)
                        (Issue ages 0-85)

_ Other Insured #1     Face Amt:$__________       X        X       NA      NA
 Name ____________      ($10,000 minimum)
                        (Issue ages 0-85)

_ Other Insured #2     Face Amt: $_________       X        X       NA      NA
 Name ____________      ($10,000 minimum)
                        (Issue ages 0-85)

_ Guaranteed Min. DB   (Issue Ages 0-80)          X        X       NA      NA

_ Automatic Increase   Std Risks Only             X        X       NA      NA
                       (Issue Ages 0-55)

_ Long Term Care       (Issue Ages 40-80)         NA       NA       X      X
   Accelerated Death    (only available with
   Benefit               100% Initial Maximum
                         Premium Option)

--------------------------------------------------------------------------------





VULAPP01(A)                                                Form # 3-14253C  8/01

11.Existing Life Insurance (List all existing life insurance on Proposed Insured. If none, check the box.)

 _ None     Indicate if Annuity or Life Coverage erage is Being Replaced. If
            Section 1035, complete Assignment for S1035 Exchange Form.


                                                               Replacement?
   Amount     Iss. Yr.       Type          Company                No   Yes  1035
   -----------------------------------------------------------------------------
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________

--------------------------------------------------------------------------------
12. Other Coverage (complete for the Proposed Insured)

     a. Has any company declined, postponed, modified, cancelled or refused to renew, reinstate or issue insurance? _ Yes _ No (If yes, provide details including Name of Company and Reason)
          ______________________________________________________________________
          ______________________________________________________________________

     b. Is any other life insurance application now pending or contemplated with any other company? _ Yes _ No (If yes, provide details including Name of Company)
          ______________________________________________________________________
          ______________________________________________________________________

--------------------------------------------------------------------------------
13.  Other Information (Complete for the Proposed Insured)

     Drivers Lic. #: _____________________    State of Issue: __________________

     a. Have you been convicted of a driving violation, had your license suspended or restriction placed on your license within the past 5 years? (If yes, give details) _ Yes _ No

     b. Have you participated in any vehicle racing, parachuting, hang gliding, scuba diving, ballooning, rock or mountain climbing or spelunking within the past 2 years, or is any such activity contemplated? (If yes, complete Sports Questionnaire 7-7316)
          _ Yes _ No

     c. Have you flown within the past 3 years as a pilot, student pilot, crew member or had any flying duties or is any such activity contemplated? _ Yes _ No (If yes, complete Aviation Supplement 7-3874)

     d. Do you contemplate travel or residence in a foreign country within the next 12 months? _ Yes _ No (If yes, provide complete details including destination) _________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________


VULAPP01(A)                                                Form # 3-14253C  8/01

--------------------------------------------------------------------------------

14. Other Long Term Care Coverage (complete only if applying for Long Term Care Accelerated Death Benefit Rider.)

     a. Do you have another long-term care insurance policy or certificate in force (including health care service contract, health maintenance organization contract)? _ Yes _ No

     b. Did you have another long-term care insurance policy or certificate in force during the last twelve (12) months? _ Yes _ No
               1. If so, with which company? ___________________________________
               2. If that policy lapsed, when did it lapse?_____________________

     c. Are you covered by Medicaid? (Medicaid is government funded health insurance for the poor. You are covered by Medicaid if you receive Supplemental Security Income (SSI), or if you have been found eligible for Medicaid by your State Welfare Department.) _ Yes _ No

     d. Do You intend to replace any of your medical or health insurance coverage with this policy? _ Yes _ No

     e. List any other health insurance policies that have been purchase by the proposed insured:
          1. List policies which are still in force.
          2. List policies purchased in the past five (5) years which are no longer in force.

Insureds name    Insuring Company's Name  Being Replaced or changed?  Type of Insurance   Year Issued

______________   _______________________  __________________________  _________________   ____________


      f.  During the past 5 years has any person proposed for insurance:
          1. Been an inpatient or outpatient or are currently confined in a hospital, instutiion, clinic, Sanitarium or other medical facility. __ Yes __ No
          2. Been confined in an extended care facility, nursing home, hospice, or immediate care facility; or received home nursing or nursing home care? __ Yes __ No
          3. Required assistance to perform daily living activities such as bathing, dressing, driving, shopping, walking, or getting up and down? __ Yes __ No

      g. Does any person proposed for insurance currently participate in a regular exercise program? __ Yes __ No



--------------------------------------------------------------------------------

15.  Tobacco Use (Complete for the Proposed Insured)
     Has the Proposed Insured:
     a.   Ever used tobacco in any form? _ Yes _ No
          (If "Yes," give type, frequency and amount used.)

          ___ Cigarettes (packs per day ____) ________________________

          ___ Pipe/cigars ____________________________________________

          ___ Smokeless ______________________________________________

          (If quit, give date last used)

          Cigarettes ____________ Pipe/cigars ___________ Smokeless _________


   b.   Ever used any aids to quit, such as nicotine gum, patches or medication?

        ___ Yes ___ No      (If "Yes," give details) __________________________

        Date last used? ___________________

VULAPP01(A)                                                Form # 3-14253C  8/01

16.  Underwriting  Information  (For CBR Proposed Insureds Only)

Dependent Children proposed for Children's Benefit Rider (eligible ages 0-20):

Print Full Name         Relationship    Birth Date       Height     Weight

__________________      ____________    ______________   _________  ________

__________________      ____________    ______________   _________  ________

__________________      ____________    ______________   _________  ________

__________________      ____________    ______________   _________  ________

Are all children listed ___ Yes ___ No (Explain why not.) __________________

____________________________________________________________________________

Are all Children listed now living with Proposed Insured? ___ Yes ___ No

(Explain why not.) _________________________________________________________

During the past 10 years has any child proposed for insurance been diagnosed or treated by a member of the medical profession for: (ME residents do not check the Acquired Immune Deficiency Syndrome if they have not developed symptoms of the disease.)?


     _ Diabetes _ Asthma _ Cancer _ Leukemia   _ Depression _ Seizures
     _ Acquired Immune Deficiency Syndrome     _  Mental or Emotional Disorder
     _ Disorder of Kidneys or Blood            _ Disorder of the Heart or Lungs

     Any other  abnormality not listed above? _ Yes _ No  Please explain.
     ___________________________________________________________________________
     ___________________________________________________________________________

     Is any child proposed for insurance currently taking any medication or treatment? _ Yes _ No

     Name(s) and  address(es)  of  personal  physicians?
     ___________________________________________________________________________
     ___________________________________________________________________________

     Date(s)  last seen:
     ___________________________________________________________________________

     Reason(s)  last seen:
     ___________________________________________________________________________
     ___________________________________________________________________________

     Had any child proposed for insurance used amphetamines, cocaine, marijana, barbituates, or other drugs? _ Yes _ No

--------------------------------------------------------------------------------

17. Attending Physician Information

Name of Personal Physician: (If none, so state) ________________________________

Street: ______________________________________________

City: __________________________ State: _____________________ Zip: _____________

Reason Last Consulted: _________________________________________________________

Date: _________________

What treatment was given or medication prescribed? _____________________________

________________________________________________________________________________

Been treated by a physician within the last 10 years for heart trouble, stroke, cancer or do you have any chronic condition for which you consult a physician?

___ Yes ___ No    Please specify: ______________________________________________

--------------------------------------------------------------------------------

18. Proposed Insured Health History (Complete this section only if applying for SPVUL simplified issue.)

Has the Proposed Insured: (Give details for any "Yes" answers. Identify the question number. Circle applicable item in question.)

a. Been treated by a physician or other health care professional within the past 10 years for any of the following: heart trouble, stroke, heart murmur, elevated blood pressure, lung or respiratory disorder, kidney disorder, tumor, cancer, digestive disorder, diabetes, nervous or mental disorder? (If diabetes is circled, complete Diabetes Supplement 3-14255.)
     ___ Yes ___ No

b. Consulted a physician or been examined or treated at a hospital or other medical facility in the past five years? (ME residents, you may answer this quesiton "No" if you have tested positive for HIV and have not developed symptoms of the disease Acquired Immune Deficiency Syndrome.)
     ___ Yes ___ No

c. Ever used narcotics, barbituates, amphetamines, cocaine, LSD, marijuana or hallucinogenic drugs unless administered on the adivce of a physician?
     ___ Yes ___ No

d. Ever received counseling or treatment for the use of alcohol or drugs, or have you ever been a member of any support group for the use of alcohol or drugs? ___ Yes ___ No

VULAPP01(A)                                                Form # 3-14253C  8/01

19. Health Questions. (ONly complete this section if a Paramed is NOT required or if you answered Yes to any questions in the Proposed Health History Section.)

A.   DURING THE PAST 10 YEARS (7 YEARS                  B.  DURING THE PAST 5 YEARS HAS
     IN MARYLAND) HAS ANY PERSON PROPOSED                   ANY PERSON  PROPOSED FOR INSURANCE:
     FOR INSURANCE BEEN DIAGNOSED AS HAVING,
     OR BEEN TREATED FOR:

     1.   heart attack; high blood                          1.   had any illness, disease, or injury not
          pressure; stroke; or other disorder                    mentioned in question A?
          of the heart or blood vessels?                          __ Yes       __ No
           __ Yes       __ No

     2.   cancer; tumor; cyst; disorders of                 2.   been advised to take or is now taking
          the lymph gland, thyroid; chronic                      treatment or medication?
          fatigue; leukemia, or any other                         __ Yes       __ No
          blood abnormalities?
           __ Yes       __ No

     3.   diabetes or other endocrine                       3.   had a checkup or consultation with a
          disorder; sugar, albumin or blood                      physician?
          in urine; stone or other disorder of                    __ Yes       __ No
          kidney, bladder, or prostate?
           __ Yes       __ No

     4.   lung or chronic respiratory                       4.   had any diagnostic test, such as an
          disorder, asthma; bronchitis;                          EKG, treadmill, heart cath, X-ray, MRI, CT scan,
          emphysema; pneumonia;                                  biopsy, or blood study?
          tuberculosis; or any other disorder                    __ Yes       __ No
          of the respiratory system?
          __ Yes       __ No

     5.   intestinal bleeding; ulcer;                       5.   had any surgery?
          hepatitis; or other disorder of                         __ Yes       __ No
          stomach, liver, intestine, or
          gallbladder or pancreas?
           __ Yes       __ No

     6.   any disease or disorder of the                    6.   been advised to have any diagnostic test,
          reproductive organs; or breasts?                       hospitalization, or surgery which has not
           __ Yes       __ No                                    been completed?
                                                                  __ Yes       __ No

     7.   syphilis; gonorrhea; genital
          herpes, genital wart; or any other
          sexually transmitted disease;
          recurrent unexplained fevers;
          Acquired Immune Deficiency
          Syndrome (AIDS); AIDS Related
          Complex (ARC); or Human
          Immunodeficiency Virus (HIV)?
           __ Yes       __ No

     8.   brain, mental, or emotional
          nervous disorder; fainting;
          convulsions; paralysis;
          depression; anxiety; frequent
          recurring headaches; any other
          disease or disorder of the nervous
          system; attempted suicide; or ever
          been counseled for any of the
          above?  __ Yes       __ No

     9.   arthritis; gout, loss of limb or
          deformity; disorder of bone, joint
          muscle, back; spine or neck; skin
          disorder, or any other disorder of
          the skeletal system?
           __ Yes       __ No

     10.  disease or disorder of eye, ears,
          nose, or throat?    __ Yes       __ No


C.   HAS ANY PERSON PROPOSED FOR INSURANCE:

     1.   used amphetamines, barbiturates, cocaine,
          narcotics, marijuana, or other depressant,
          excitant, or hallucinatory drugs, unless
          administered on the advice of your
          personal physician?    __ Yes       __ No

     2.   had a parent, brother, or sister with a
          history of diabetes, cancer, heart or
          circulatory disorders? (If "Yes, give ages
          if alive or ages and cause of death, if
          deceased)    __ Yes       __ No


DETAILS OF "Yes" answers.  (IDENTIFY  QUESTION NUMBER,  CIRCLE APPLICABLE ITEMS:
Include diagnosis, dates, duration and names and addresses of all attending physicians and medical facilities.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


VULAPP01(A)                                                Form # 3-14253C  8/01

20. Financial and Suitability Information

Complete in Proposed Policy Owner/Applicant's presence. If the Proposed Insured is a juvenile, financial information applies to the Applicant.

Is any Proposed  Owner an associated  person of another NASD member?
___ Yes ___ No
(If "Yes," list which owner.) __________________________________________________

Has the Proposed Insured used a different name within the last five years?
___ Yes ___ No

(If "Yes," list names.) ________________________________________________________

If the Proposed Insured is a Juvenile, are all brothers and sisters (if any) insured for an amount equal to or greater than the Proposed Insured?
___ Yes ____ No

(If "No," explain.) ____________________________________________________________

Investment Objective (Select One)

___ Conservative           ___ Balanced          ___ Aggressive Growth

___ Moderate Conservative  ___ Growth

Investment Experience           # of Years        Annual Income(Salary) $_______
Stocks                          ___________       Other Income       $__________
Bonds                           ___________       Source of Other Income
Mutual Funds                    ___________       ______________________________
Variable Annuities/Life         ___________       Total Household Inc. $________
Other (Specify) ___________________________       Net Worth (Assets-Liabilities)
                                                                  $_____________
                                            Liquid Net Worth (Cash & Invesments)
                                                                  $_____________
Approximate Tax Bracket: _____________%     Number of Dependents: ______________

Filings Status: ___ Single ___ Married ___ Head of Household

Proposed Owner's Occupation (Complete if Owner is other than Proposed Insured.) (If retired, list profession prior to retirement): _____________________________ Employer Name: _________________________________________________________________
Employer Address: ______________________________________________________________

--------------------------------------------------------------------------------
21.  Agreements

I represent that I have read and understand all the statements and answers in this application and that they are true and complete to the best of my knowledge and belief. It is agreed that:

     (a)  the  statements  and  answers  given  in  this   application  and  any
          amendments to it, or made to the medical examiner, will be the basis of any insurance issued;

     (b) no representative or medical examiner has the authority to make or alter any contract for the company;

     (c) the company may indicate changes in the space entitled "Home Office Endorsement" for administrative purposes only; and I must agree in writing to any other changes in this application (not applicable in NJ, PA or WV);

     (d) if a premium deposit is not given, then insurance shall take effect when all of the following are satisfied:

          (1)  a policy issued by the company is accepted by the applicant,
          (2)  the full first premium is paid, and
          (3)  to  the  best  of  the  applicant's   knowledge  the  health  and
               insurability of any person proposed for insurance has not changed since the date of this application.


     I and the  representative  certify that I have read, or had read to me, the
     completed   application   and  I  realize  that  any  false   statement  or
     misrepresentation herein may result in loss of coverage under the policy.


--------------------------------------------------------------------------------
22.  Home Office Endorsement (Not applicable in NJ, PA or WV)
     ___________________________________________________________________________
     ___________________________________________________________________________

--------------------------------------------------------------------------------
23.  Substitute W-9 Certification

     I certify under penalty of perjury that: 1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2) I am not subject to backup withholding because:
     a) I am exempt from backup withholding, or b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or c) the IRS has notified me that I am no longer subject to backup withholding.

___ Check this boxif you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.

     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

VULAPP01(A)                                                Form # 3-14253C  8/01

24.  Fraud Warnings

     FRAUD WARNING (Not applicable to residents of AZ, KS, ND, OR, TX, VA or WA)

     Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     COLORADO FRAUD WARNING

     It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or representative of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

     FLORIDA FRAUD WARNING

     Any person who knowingly and with intent to injure, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

     KENTUCKY FRAUD WARNING

     Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     NEW JERSEY FRAUD WARNING

     Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     PENNSYLVANIA FRAUD WARNING

     Any person who knowingly and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such a person to criminal and civil penalties.

     ---------------------------------------------------------------------------
25.  Authorization

     I authorize any physician, or medical practitioner, hospital, and medical facility, insurance company, DMV, and the MIB to give to American United Life (AUL) and its reinsurers any of the following about me or my children, if they are to be insured: facts about physical and mental health; medical care, advice or treatment; hobbies, other insurance, flying, and driving record (which may include but is not limited to existing address); age, occupation, income, and the use of alcohol, drugs, and tobacco. Each person proposed for insurance may be asked to take a physical exam, where tests may be made of blood and urine. These tests may include tests for the presence and/or level of blood sugar, cocaine or other drugs, cholesterol, nicotine and, where permitted by law, antibodies to the Acquired Immune Deficiency Syndrome virus. All sources except the MIB may give these facts to any insurance support organization authorized by AUL to collect and transmit them. This data will be used to determine eligibility for insurance. A photocopy of this form shall be as valid as the original. This authorization will be valid for 30 months (180 days for AZ residents) from the date shown below. I can choose to be interviewed if an investigative consumer report is made. Upon request, I can receive a copy of the investigative consumer report.

     I have received the Notice of AUL's Information Practices, the Medical Information Bureau Notice, the Fair Credit Reporting Act Notice, and the Authorization and Acknowledgment. I or my authorized representative can receive a copy of this authorization form.

--------------------------------------------------------------------------------
26.  Initial Premium Authorization

     ___ I have NOT made a premium deposit with this application nor have I received the Conditional Receipt.

     ___  I   have made a premium deposit in the amount of:

          $____________________ in connection with this application for life insurance. I have received and have read the Conditional Receipt. It has been explained to me by the representative, and I understand and agree to all the conditions and limitations. ALL CHECKS SHOULD BE MADE PAYABLE TO AMERICAN UNITED LIFE INSURANCE COMPANY(R). Do not make checks payable to a representative or leave payee blank.

--------------------------------------------------------------------------------
27.  Signatures

     I represent to the best of my knowledge and belief that all statements and answers to this application are complete and true. I also acknowledge that I have read the Fraud Warning in Section 24 of this application (not applicable to residents of AZ, KS, ND, OR, TX, VA or WA).

     I  hereby  acknowledge   receipt  of  the  current   prospectus,   and  any
     supplements, for this policy including any required disclosure if the policy applied for will be in a qualified plan.

--------------------------------------------------------------------------------

     Caution: If your answers on this application are incorrect or untrue, AUL has the right to deny long-term care benefits or rescind your policy.

     Signed at __________________________________________ On __________________
                        (City, State)                             (Date)


                                         (Printed Names)         (Signatures)

     Proposed Insured (Child over age    _______________________________________
     15 or older must sign. If Proposed  _______________________________________
     insured is under age 18, parent or  _______________________________________
     guardian must also sign.)           _______________________________________

     Payor, Owner, or Applicant Other    _______________________________________
     Than Proposed Insured               _______________________________________



VULAPP01(A)                                                Form # 3-14253C  8/01

28.  Interview Information

     Home Phone #:(         )            Best time to call: __ a.m. __ p.m.
     Business Phone #: (           )                        __ a.m. __ p.m.
     (Show any unusual name pronunciation phonetically)_________________________ May we interview the spouse or an adult member of the family? __ Yes __ No


--------------------------------------------------------------------------------
33.  Rep's Statement

     Do you have any knowledge or reason to believe that replacement of existing insurance or annuity coverage may be involved? __ Yes __ No (If yes, give details in Section 11 and complete any state required replacement forms)

     Did you witness the signatures on this application? __ Yes __ No

     I certify that: (1) the information provided by the Owner and the Proposed Insured has been accurately recorded; (2) a current prospectus and all supplements were delivered; and (3) I have reasonable grounds to recommend the purchase of the policy as suitable for the Owner and the Proposed Insured.

     __________________________________________________
     (Name of Registered Representative) (Please Print)

     __________________________________________________
    (Signature of Registered Representative)


    ___% Representative Code _______________

     __________________________________________________
     (Name of Registered Representative) (Please Print)

     __________________________________________________
    (Signature of Registered Representative)


    ___% Representative Code _______________

Agency or Broker/Dealer: _______________________________________________________

If American United Life has questions concerning this application, whom should we call at your office?

     Name: _________________________________       Phone #:_____________________
                  (Please Print)                   Fax #:  _____________________
     E-Mail: ___________________________________

     If you have questions completing this application or any other supporting documentation, please call 1-800-863-9354.

--------------------------------------------------------------------------------
30.  Principal Review

     Accepted by American United Life Insurance Company(R) at the Home Office by ______________________________________________ on _________________________
                (Field Office Prinicpal)                     (Date)

     ______________________________________________ on _________________________
                (Home Office Prinicpal)                      (Date)


--------------------------------------------------------------------------------
35.  Mail Application To:

     American United Life Insurance Company       Overnight Deliveries:
     Attn: VUL Team                               American United Life Insurance
     P.O. Box 7127                                Company
     Indianapolis, IN 46206-7127                  One American Square
                                                  Indianapolis, IN 46282



VULAPP01(A)                                                Form # 3-14253C  8/01